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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2004

Rockwood Specialties Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware (Jurisdiction of Incorporation)	333-109686 (Commission File Number)	52-2277390 (IRS Employer Identification Number)
100 Overlook Center Princeton, New Jersey 08540 (Address of registrant's principal executive office)

(609) 514-0300
(Registrant's telephone number)

ITEM 7.01    REGULATION FD DISCLOSURE

        On October 14, 2004, Rockwood Specialties Group, Inc. (the "Company") issued a press release announcing its intention to sell, subject to market and other conditions, $625,000,000 aggregate principal amount of euro-denominated and dollar-denominated senior subordinated notes due 2014 in a transaction exempt from registration under the Securities Act of 1933, as amended. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

        The information in this Current Report is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

  (c)
  Exhibits:

Exhibit No.	Description
99.1	Press Release of Rockwood Specialties Group, Inc. dated October 14, 2004.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWOOD SPECIALTIES GROUP, INC.
By:	/s/ MICHAEL W. VALENTE
	Name:	Michael W. Valente
	Title:	Assistant Secretary

Dated: October 14, 2004

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SIGNATURES